UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report: (Date of earliest event reported) March 14, 2019


                              ADVANTEGO CORPORATION
                              ---------------------
             (Exact name of Registrant as specified in its charter)

       Colorado                       0-23726                 84-1116515
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 (State or other jurisdiction    (Commission File No.)       (IRS Employer
     of incorporation)                                     Identification No.)

                    3801 East Florida Ave., Suite 400, Denver, CO 80210
                    ---------------------------------------------------
                (Address of principal executive offices, including Zip Code)

             Registrant's telephone number, including area code: (855) 448-2346

                     --------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-14c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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ITEM 2.03. CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
           AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On March 14, 2019 the Company borrowed up to $610,000 from GS Capital Partners, LLC. The loan is evidenced by a promissory note which is unsecured, bears interest at 9% per year and is due and payable on March 14, 2020.

     Until July 12, 2019, the Company may pay the principal of the Note, plus a premium of 20%, in addition to outstanding interest, without the GS Capital's consent. Between July 13, 2019 and until September 10, 2019, the Company may pay the principal of the Note, plus a premium of 35%, in addition to outstanding interest, without the GS Capital's consent. After September 10, 2019 the Note may only be paid with the GS Capital's consent.

     GS Capital is entitled, at its option, at any time, after September 14, 2019 to convert all or any part of the unpaid principal of the Note into shares of the Company's common stock at a conversion price equal to 60% of the two lowest trading prices of the Company's common stock during the 20 consecutive trading days ending on the date the conversion notice is received.

      The loan proceeds to the Company were $588,000, after deduction of an original issue discount of $3,000 and GS Capital's legal fees of $19,000.

     The Company will use the loan proceeds to repay certain outstanding promissory notes and for operating expenses.

Item 3.02.  Unregistered Sales of Equity Securities.

     In connection with the issuance of the note referenced in Item 2.03 of this report the Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933. The holder of the note was a sophisticated investor and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the issuance of the note. No commission was paid to any person in connection with issuance of the note.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADVANTEGO CORPORATION


Dated:  March 20, 2019               By:  /s/ Robert Ferguson
                                          ------------------------------------
                                            Robert Ferguson
                                            Chief Executive Officer

















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